         NUMBER                                         SHARES

JL                             JENNA LANE, INC.

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                          CUSIP 476142 10 4


THIS IS TO CERTIFY THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

                                JENNA LANE, INC.

transferable only on the books of the corporation by the holder hereof in person or by attorney duly authorized, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the corporation as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

   Dated:

/s/                                                       /s/
-----------------------                                   ---------------------
      SECRETARY                                                 PRESIDENT

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY


                                                            AUTHORIZED SIGNATURE

                                JENNA LANE, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM as tenants in common                         UNIF GIFT MIN ACT......................... Custodian .................
         TEN ENT as tenants by the entireties                                          (Cust)                         (Minor)
         JT TEN  as joint tenants with right of                                under Uniform Gifts to Minors
                 survivorship and not as tenants
                 in common                                                    Act ................................................
                                                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   ----------------------

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

         --------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

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                                                                          shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------

                                    NOTICE:
                                           ------------------------------------
                                            THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

                    SIGNATURE(S) GUARANTEED:
                                           ------------------------------------
                                            THE SIGNATURE(S) SHOULD BE
                                            GUARANTEED BY AN ELIGIBLE GUARANTOR
                                            INSTITUTION (BANKS, STOCKBROKERS,
                                            SAVINGS AND LOAN ASSOCIATIONS AND
                                            CREDIT UNIONS WITH MEMBERSHIP IN AN
                                            APPROVED SIGNATURE GUARANTEE
                                            MEDALLION PROGRAM), PURSUANT TO
                                            S.E.C. RULE 17Ad-15.